UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2010
Date of Report (Date of earliest event reported)

INFOSPI INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53104	51-0668045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Harrison Street, 18th Floor Suite Penthouse A Hollywood, Florida	33309
(Address of principal executive offices)	(Zip Code)

(305) 573-0441
Registrant’s telephone number, including area code

5300 NW 12th Avenue, Suite 1
Fort Lauderdale, Florida 33309
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant

InfoSpi, Inc., a Nevada corporation (the “Company”) has engaged Randall N. Drake, C.P.A., P.A. (“Drake”) as its principal independent registered public accounting firm effective December 5, 2010. The Company accepted the resignation of Cornell, Beall & Leigh, LLC (“CB&L”) effective December 1, 2010. The decision to change its principal independent registered public accounting firm was based upon the fact that CB&L was not registered under the Public Company Accounting Oversight Board (“PCAOB”). The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors. The Company will be restating its financial statements for the quarters ended September 30, 2009, March 31, 2010 and June 30, 2010 and for fiscal year ended December 31, 2009 to include reviewed and/or audited financial statements.

The report of CB&L on the Company’s financial statements for fiscal year ended December 31, 2009 (which included the balance sheet as of December 31, 2009 and the statement of operations, cash flows and stockholders’ equity from inception through December 31, 2009), did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  During the Company’s fiscal year ended December 31, 2009, and during the subsequent period through to the date of CB&L’s resignation, there were no disagreements between the Company and CB&L, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CB&L, would have caused CB&L to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided CB&L with a copy of this Current Report on Form 8-K and has requested that CB&L furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not CB&L agrees with the statements made in this Current Report on Form 8-K with respect to CB&L and, if not, stating the aspects with which they do not agree.  The Company has received the requested letter from CB&L wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to CB&L.  A copy of CB&L’s letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of Drake as the Company’s principal registered accounting firm at this time, the Company has not consulted Drake on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1  Letter from Cornell, Beall and Leigh, LLC dated December 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSPI INC.

DATE: December 14, 2010	By:	/s/ Dror Svorai
Dror Svorai
President/Chief Executive Officer